UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2011 (June 21, 2011)

Realogy Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive

Parsippany, NJ 07054

(Address of principal executive offices, including zip code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 21, 2011, Realogy Corporation (“Realogy”) issued a press release announcing that it has extended its offers to the holders of the $491,824,000 aggregate principal amount of its 11.50% Senior Notes due 2017, $129,579,298 aggregate principal amount of its 12.00% Senior Notes due 2017 and $10,282,000 aggregate principal amount of its 13.375% Senior Subordinated Notes due 2018, issued January 5, 2011, to exchange such notes for like principal amounts of notes having identical terms other than that such new notes have been registered under the Securities Act of 1933, as amended. The exchange offers, which had been scheduled to expire on June 20, 2011 at 5:00 p.m., New York City time, will now expire at 5:00 p.m., New York City time, on Wednesday, June 22, 2011, unless further extended by Realogy. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated as of June 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

Dated: June 21, 2011	By:	/s/ Marilyn J. Wasser
		Name:	Marilyn J. Wasser
		Title:	Executive Vice President,
General Counsel and Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of June 21, 2011